Auditor's remuneration	12 Months Ended
Dec. 31, 2017
Aegon N.V [member]
Auditor's remuneration

20 Auditor’s remuneration

			Of which PricewaterhouseCoopers
	Total remuneration		Accountants N.V. (NL)
	2017	2016	2017	2016
Audit fees	42	27	13	9
Audit-related fees	3	3	1	1
Total	46	30	14	10

The total remuneration of the independent auditor has increased compared to last year. This increase is related to a contract renewal and to additional audit work that was provided, related to a model conversion in the US and to the conversion to IFRS 9 in the Netherlands. In addition, the total remuneration for 2016 did not yet include the fees for the audit of the 2016 Solvency II figures, as these fees were invoiced in and booked in 2017.